UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                         Pursuant to Section 13 of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 15, 1994

                   Sears Credit Account Trust 1990 D
         (Exact name of registrant as specified in charter)

Illinois              33-37019-01            Not Applicable
(State of            (Commission            (IRS Employer
Organization)         File Number)        Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                            19807
 (Address of principal executive offices)      (Zip Code)

Registrant's Telephone Number, including area code: (302) 888-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

     On July 15, 1994, Registrant made available the Monthly
Investor Certificateholders' Statement set forth as Exhibit
21.


Item 7.   Financial Statements and Exhibits

21. Monthly Investor Certificateholders' Statement related to the distribution of July 15, 1994 and reflecting the performance of the Trust during the Due Period ended in June, 1994, which will accompany the distribution on July 15, 1994.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Sears Credit Account Trust 1990 D
                                   (Registrant)


                  By:  Sears Receivables Financing Group, Inc.
                             (Originator of the Trust)




Date:     July 15, 1994       By:  /S/PERRY N. WEINE
                              Perry N. Weine
                              Vice President, Administration

                                 EXHIBIT INDEX


                                           Page number
                                          in sequential
Exhibit No.                               number system

21. Monthly Investor Certificateholders'         5
    Statement - (July 15, 1994).

                                                Exhibit 21

               MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

                     SEARS CREDIT ACCOUNT TRUST 1990 D
           _____________________________________________________

                          9.35%  CREDIT ACCOUNT
                        PASS-THROUGH CERTIFICATES
           _____________________________________________________



   Under the Pooling and Servicing Agreement dated as of October 15, 1990 by and among Sears, Roebuck and Co. ("Sears Roebuck"), Sears Receivables Financing Group, Inc. and Continental Bank, National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to
the distribution of   July 15, 1994 (the "current  Distribution
Date") and with respect to the performance of the Trust during the Due Period ended in June, 1994 (the "related Due
Period") is set forth below.   Certain of the  information
is  presented  on the  basis of  an original principal amount
of $1,000 per Investor  Certificate.   Certain other information
is presented based on the aggregate amounts for the Trust as a whole.

A.    Information Regarding the Current Monthly Distribution
      (Stated on the Basis of $1,000 Original Principal Amount).
      _________________________________________________________

1.   The  total amount of  the  distribution   to
     Investor Certificateholders on  the  current
     Distribution Date per $1,000 interest........  $0.000000000

2.   The amount of the distribution set forth  in
     paragraph 1 above in respect of  interest on
     the   Investor   Certificates,   per  $1,000
     interest....................................   $0.000000000

3.   The amount of the distribution set forth  in
     paragraph 1 above in respect of principal on
     the   Investor   Certificates,   per  $1,000
     interest....................................          $0.00

B.    Information Regarding the Performance of the Trust.
      _________________________________________________

1.   Collections of Receivables.
     __________________________

(a)  The aggregate amount of Collections  of
     Finance  Charge  Receivables  processed
     during the related Due Period.......... $14,022,845.72

(b)  The aggregate amount of Collections  of
     Principal  Receivables processed during
     the related Due Period................. $50,538,981.37

(c)  The aggregate amount of Collections  of
     Finance  Charge  Receivables  processed
     during  the related  Due  Period  which
     were   allocated  in  respect  of   the
     Investor Certificates.................. $11,862,448.33

(d)  The aggregate amount of Collections  of
     Principal  Receivables processed during
     the   related  Due  Period  which  were
     allocated  in  respect of the  Investor
     Certificates........................... $39,907,481.26

(e)  The aggregate amount of Collections  of
     Finance  Charge  Receivables  processed
     during the  related  Due  Period  which
     were   allocated  in  respect  of   the
     Seller Certificate.....................  $2,160,397.39

(f)  The aggregate amount of Collections  of
     Principal  Receivables processed during
     the   related  Due  Period  which  were
     allocated  in respect  of  the   Seller
     Certificate............................ $10,631,500.11

2.   Principal Receivables in the Trust;  Principal
     Funding Account.
     ______________________________________________

(a)  The  aggregate amount of  Principal Re-
     ceivables   in  the  Trust  as  of  the
     end  of   the   related   Due    Period
     (which     reflects    the    Principal
     Receivables  represented  by  both  the
     Seller  Certificate  and  the  Investor
     Certificates)..........................$878,894,434.73

(b)  The amount of Principal Receivables  in
     the Trust represented by  the  Investor
     Certificates (the "Investor  Interest")
     as   of   the   end  of  the   related
     Due Period ............................$468,750,000.00

(c)  The  Investor  Interest  set  forth  in
     paragraph 2(b)  above  as a  percentage
     of the aggregate  amount  of  Principal
     Receivables set forth in paragraph 2(a)
     above..................................          53.33%

(d)  The Invested  Amount as  of the end  of
     the current Distribution Date..........$750,000,000.00

(e)  The total amount to be deposited in the
     Principal Funding Account in respect of
     Collections of Principal Receivables on
     such Distribution Date................. $31,250,000.00

(f)  The  total  amount  on  deposit in  the
     Principal Funding Account in respect of
     Collections of Principal Receivables on
     such  Distribution Date  (after  giving
     effect to  the deposit  referred to  in
     paragraph 2(e))........................$281,250,000.00

(g)  The total  amount of Investment  Income
     since the last Distribution Date.......    $857,467.16

(h)  The Deficit Accumulation Amount  (after
     giving effect to the  deposit  referred
     to in paragraph 2 (e)).................          $0.00

3.   Interest Funding Account.
    ___________________________

(a)  The total amount to be deposited in the
     Interest  Funding Account in respect of
     Certificate     Interest    on     such
     Distribution Date .....................  $5,843,750.00

(b)  The total  amount  on  deposit  in  the
     Interest Funding Account in respect  of
     Certificate     Interest    on     such
     Distribution Date (after giving  effect
     to  the   deposit   referred   to    in
     paragraph  3 (a))...................... $17,531,250.00

4.   Investor Charged-Off Amount.
     ___________________________

(a)  The  aggregate  amount  of  Receivables
     charged-off  as  uncollectible   during
     the     related        Due       Period
     allocable to the Investor  Certificates
     (the "Investor Charged-Off Amount")....  $1,892,034.16

(b)  The   Aggregate  Investor   Charged-Off
     Amount.................................          $0.00

5.   Investor Losses; Reimbursement of Charge-Offs.
     _____________________________________________

(a)  The excess of the Investor  Charged-Off
     Amount  set  forth  in  paragraph  3(a)
     above over the sum of (i)  payments  in
     respect of the  Available  Subordinated
     Amount and  (ii)  Excess  Servicing, if
     any (an "Investor Loss")...............          $0.00

(b)  The amount  of  the  Investor  Loss set
     forth  in  paragraph  4(a)  above,  per
     $1,000 interest (which  will  have  the
     effect  of  reducing,   pro  rata,  the
     amount  of  each  Investor Certificate-
     holder's investment)...................          $0.00

(c)  The  total  amount  reimbursed  to  the
     Trust in the current month from the sum
     of the  Available  Subordinated  Amount
     and   Excess   Servicing,  if  any,  in
     respect  of  Investor  Losses in  prior
     months.................................          $0.00

(d)  The amount set forth in  paragraph 4(c)
     above, per $1,000 interest (which  will
     have  the  effect  of  increasing,  pro
     rata,  the  amount  of  each   Investor
     Certificateholder's investment)........          $0.00

(e)  The aggregate amount of Investor Losses
     in  the  Trust as  of the  end  of  the
     current Distribution Date..............          $0.00

(f)  The amount set forth in  paragraph 4(e)
     above, per $1,000 interest (which  will
     have  the  effect  of   reducing,   pro
     rata,  the  amount  of  each   Investor
     Certificateholder's investment)........          $0.00

6.   Investor Servicing Fee.
     ______________________

The  aggregate   amount  of   the   Investor
Monthly  Servicing Fee payable by the  Trust
to the Servicer for the related Due Period..    $833,333.33

7.   Available Subordinated Amount.
   ____________________________________________

(a) The  amount  available   to  be  applied
    pursuant to Section 4.03 as  of the  end
    of the current Distribution Date........  $63,750,000.00

(b) The amount set forth  in paragraph  6(a)
    above  as  a percentage of  the Invested
    Amount..................................           8.50%

8.   Investor Excess Spread Analysis
      _______________________________

                              $                        % (1)
                     ___________________    _________________

Allocated Yield (2)       $12,719,915.49              20.35%

Less:
Certificate Interest (3)   $5,843,750.00               9.35%
Servicing Fees (4)            833,333.33               1.33%
Allocated Charge-Offs (5)   1,892,034.16               3.03%
                      ___________________    _________________
Subtotal                   $8,569,117.49              13.71%
Excess Spread              $4,150,798.00               6.64%

(1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.
(2)    Section B1(c) plus Section B2(g) above
(3)    See Section B3(a) above
(4)    See Section B6 above
(5)    See Section B4(a) above

Note: Payment rate (aggregate collections/beg. receivables
      balance) for the related Due Period:              7.17%

C.    The Pool Factor.
      _______________

      The Pool Factor  (which represents the ratio
      of the amount of the Invested  Amount as  of
      the  end   of  the   day  on   the   current
      Distribution  Date  to  the  amount  of  the
      Investor Interest as of the  Closing  Date).
      The  amount  of  an  Investor   Certificate-
      holder's  pro  rata  share of  the  Invested
      Amount can be determined by multiplying  the
      original   denomination   of  the   Holder's
      Investor Certificate by the Pool Factor.....      1.0000000


                  CONTINENTAL BANK, NATIONAL ASSOCIATION
                    as Trustee


                  By:    /S/ C. K. Duncan
                    ________________________________
                    Title: Vice President